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                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.
                                   FORM 8-K
                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 21, 1997
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                          AvTel Communications, Inc.
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            (Exact name of registrant as specified in its charter)

                         Commission File No.  0-27580
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             Utah                           87-0378021
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(State or other jurisdiction of            (I.R.S. Employer
incorporation or organization)              Identification No.)

130 Cremona Drive, Santa Barbara, California     93117
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(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  805-685-0355
                                                    ----------------------------

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(Former Name or Former Address, if changed since last report)
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                   Information to be Included in the Report

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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          On February 21, 1997, the Registrant, through its wholly owned subsidiary, Hi, Tiger, Inc., a Utah corporation ("HTI"), completed a transaction in which it acquired 100% of the issued and outstanding capital stock of WestNet Communications, Inc., a California corporation ("WNC"), for consideration consisting of $100,000 in cash, HTI's secured promissory notes in the aggregate original principal amount of $157,000 and 35,000 shares of the Registrant's $.001 par value common stock.

          The acquisition was consummated in accordance with the terms of an Agreement dated February 1, 1997.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

      A.  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          It is impracticable, as of the date this report is required to have been filed, for the Registrant to provide, for the business acquired, the required Financial Statements for the year ended September 30, 1996, the three month period commencing October 1, 1996, for the period commencing May 1, 1995, the date the business acquired commenced operations and ending September 30, 1995. The Registrant intends to file the required Financial Statements under cover of Form 8-K/A as soon as practicable; but not later than 60 days after the date this report must have been filed.

      B.  PRO FORMA FINANCIAL INFORMATION.

     The Registrant hereby incorporates by reference the Consolidated Pro Forma Balance Sheets and Consolidated Pro Forma Statements of Operations set forth in the Consolidated Financial Statements under Item 1, "Financial Statements" of the Registrant's report on Form 10-QSB for the quarter ended December 31, 1996, as filed with the Commission on February 19, 1997.

      C.  EXHIBITS.

          2.1 Stock Purchase Agreement, dated as of February 1, 1997, by and among Hi, Tiger, Inc., a Utah corporation (the "Company" or "HTI"), AvTel Communications, inc., a Utah corporation and the holder of all the issued and outstanding capital stock of the Company ("AvTel"), WestNet Communications, Inc., a California corporation ("WNC"), Theodore E. Padova, Howard M. Tamaroff and Christiana G. Bryson, Hallas Color Photo Lab, Inc., dba Image Source, Inc., a California corporation, Joseph P. and Lisa Gerardin, James D. Hennigan, Kathleen Sweeney Jonsson and Alan J. Noelle (collectively, "Shareholders").

          20. Press Release dated February 25, 1997, announcing acquisition of WestNet Communications, Inc., a California corporation.

          27.  Financial Data Schedule./(none)/

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AV TEL COMMUNICATIONS, INC.


By:   /s/ Anthony E. Papa              Date: March 5, 1997
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      Anthony E. Papa
      President and Chief Executive Officer


By:   /s/ James P. Pisani              Date: March 5, 1997
      -----------------------------
      James P. Pisani
      Executive Vice President and
      Chief Financial Officer
      (Principal Financial and Accounting Officers)